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Exhibit 99.1


1306 Squire Court, Dulles, VA 20166, 703-450-0400, FAX 703-450.0406
E-mail: info@steelcloud.com, www.steelcloud.com

For investor or marketing information contact: Brian Hajost at 703-450-0400, ext. 5240 For financial information please access our web site at www.steelcloud.com

PRESS RELEASE
For Immediate Distribution

                          SteelCloud Reports Q2 Results

Dulles, VA (June 11, 2003) - SteelCloud Inc. (Nasdaq: SCLD), a leader in the development of turnkey security and network appliance solutions, today reported operating results for its second quarter ended April 30, 2003. Second quarter revenues rose 7.7% to $8.22 million from $7.63 million in the Company's first quarter ended January 31, 2003. Quarterly net income, including discontinued operations was $109,243 or $0.01 per common share, a 37.3% increase over the $79,544 net income recorded by the Company in its first quarter of 2003. In the second fiscal quarter of 2002 the Company recorded revenues of $7.63 million with a net profit of $349,306, which included discontinued operations.

"Although we improved in almost every financial measure this quarter, including revenue, margin, and net profit, my goal is to develop business that will have a dramatic effect on the financial results of this Company," explained Thomas P. Dunne, Chairman and Chief Executive Officer. "As was discussed in the first quarter conference call, SteelCloud's strategy is to focus our efforts on those activities that will increase our margins - namely the creation of additional SteelCloud intellectual property. To that end, over the last quarter we have invested significant resources in creating new outstanding appliance platforms and unique operating system environments."


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Second Quarter Highlights:

>>   The Company's cash position exceeded its total debt of $285,000.

>>   SteelCloud ended the quarter with working capital of $4.2 million.

>> Shipments on the $10.5 million contract awarded to it by Lockheed Martin were at the highest level since the contract award announcement in January of 2002.

>>   The Company received 50 new federal customer contracts during the quarter.

>> Several large follow-on orders were received on major contracts including the major federal program announced in February and the $1.5 million Department of Defense order also announced in February.

>> SteelCloud recorded research and product development costs of $111,000 towards the creation of its own new family of hardened (highly secured) appliances that was developed to be delivered as co-branded appliances with its software partners.

>>   SteelCloud's bank line of credit was extended until March 2004.


As previously announced, the Company will also hold a conference call at 11:00 a.m. EST on Wednesday June 11, 2003 to discuss the earnings release. Thomas Dunne, Chairman, and Chief Executive Officer of SteelCloud will host the call. For those investors interested in joining the conference call, please dial 1-800-211-3767 for international calls dial 1-312-461-0644 and reference "5528110." A recording of the earnings conference call will be available until June 16, 2003, and is accessible by dialing 1-800-839-6713 and keying in 5528110. SteelCloud will file its Form 10Q quarterly report with the SEC prior to June 12, 2003.


About SteelCloud

SteelCloud is a leading provider of server appliances to technology companies and organizations that develop, implement, and support Internet security and infrastructure solutions. The company continues to build on its solid 15-year history, delivering complex server solutions to major corporate and public sector enterprises, including some of the world's largest software and IT companies. SteelCloud's comprehensive engineering, product development, and support infrastructure provides a unique capability for rapidly developing cost effective, high performance customer-centric network appliances. SteelCloud can be reached at 703-450-0400. Additional information is available at www.steelcloud.com or by e-mail at info@steelcloud.com.

# # #

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"Safe Harbor" statement under the Private Securities Litigation Reform Act of
1995: Except for historical information, all of the statements, expectations and assumptions contained in the foregoing are forward looking statements that involve a number of risks and uncertainties. It is possible that the assumptions made by management are not necessarily the most likely and may not materialize. In addition, other important factors that could cause actual results to differ materially include the following: business conditions and the amount of growth in the computer industry and general economy; competitive factors; ability to attract and retain personnel, including key sales and management personnel; the price of the Company's stock; and the risk factors set forth from time to time in the Company's SEC reports, including but not limited to its annual report on Form 10-K and its quarterly reports on Forms 10-Q; and any reports on Form 8-K. SteelCloud takes no obligation to update or correct forward-looking statements.


# # #

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STEELCLOUD, INC.
CONSOLIDATED BALANCE SHEETS

                                                                                    October 31,              April 30,
                                                                                       2002                    2003
                                                                                   -------------           -----------
                                                                                                           (unaudited)
                                        ASSETS
      Current assets
         Cash and cash equivalents                                                      $751,323              $561,467
         Accounts receivable, net of allowance for doubtful accounts of
           $293,000 as of October 31, 2002 and April 30, 2003                          6,082,340             4,301,092
         Inventory, net                                                                4,180,812             3,882,346
         Deferred tax asset                                                              400,000               400,000
         Income tax receivable                                                            55,392                55,392
         Prepaid expenses and other current assets                                       208,892               350,366
         Deferred contract costs                                                       2,039,339             1,234,408
         Assets held for sale                                                            953,320               332,347
                                                                                     -----------           -----------
      Total current assets                                                            14,671,418            11,117,418

         Property and equipment, net                                                     304,081               350,890
         Equipment on lease, net                                                         574,272               396,244
         Goodwill and other intangible assets, net                                     1,778,059             1,778,059
         Other assets                                                                    304,922               278,682
                                                                                     -----------           -----------

      Total assets                                                                   $17,632,752           $13,921,293
                                                                                     ===========           ===========

                         LIABILITIES AND STOCKHOLDERS' EQUITY
      Current liabilities
          Accounts payable                                                            $3,620,580            $2,810,054
          Accrued expenses                                                             1,542,277             1,514,144
          Notes payable, current                                                         503,823               253,899
          Unearned revenue                                                             4,507,859             1,866,465
          Liabilities related to held for sale operations                                641,145               434,139
                                                                                     -----------           -----------
      Total current liabilities                                                       10,815,684             6,878,701

      Note payable, long-term                                                             60,000                31,139

      Stockholders' equity
         Common stock, $.001 par value: 50,000,000 shares authorized,
           10,447,611 and 10,521,558 shares issued and outstanding at
           October 31, 2002 and April 30, 2003                                            10,448                10,522
         Additional paid in capital                                                   39,553,017            39,618,541
         Treasury stock, 400,000 shares at October 31, 2002 and
           April 30, 2003, respectively                                               (3,432,500)           (3,432,500)
         Accumulated deficit                                                         (29,373,897)          (29,185,110)
                                                                                     -----------           -----------
      Total stockholders' equity                                                       6,757,068             7,011,453
                                                                                     -----------           -----------

      Total liabilities and stockholders' equity                                     $17,632,752           $13,921,293
                                                                                     ===========           ===========


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STEELCLOUD, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

                                                             Three Months Ended                       Six Months Ended
                                                                  April 30,                               April 30,
                                                   ----------------------------------       ---------------------------------
                                                        2002               2003                  2002               2003
                                                   --------------     ---------------       ---------------    ---------------

     Net revenues                                      $7,626,046          $8,219,870           $16,980,112        $15,854,038
     Cost of revenue                                    5,501,406           6,381,862            12,341,270         12,473,693
                                                   --------------     ---------------       ---------------    ---------------

     Gross profit                                       2,124,640           1,838,008             4,638,842          3,380,345

     Selling and marketing                                247,375             336,225               561,196            634,949
     Research and product development                           -             110,595                     -            110,595
     General and administrative                         1,204,388           1,247,092             2,505,337          2,375,820
     Amortization of goodwill                              98,554                   -               197,108                  -
                                                   --------------     ---------------       ---------------    ---------------

     Income from continuing operations                    574,323             144,096             1,375,201            258,981

     Interest expense, net                                  8,337               7,899                58,196             13,739
     Other expense, net                                    72,944                   -                68,789                  -
                                                   --------------     ---------------       ---------------    ---------------
     Income before income taxes                           493,042             136,197             1,248,216            245,242
     Provision for income taxes                                 -                   -                 1,200                  -
                                                   --------------     ---------------       ---------------    ---------------
     Net income from continuing operations                493,042             136,197             1,247,016            245,242
     Loss from discontinued operations                    143,736              26,954               411,204             56,455
                                                   --------------     ---------------       ---------------    ---------------
     Net income                                         $ 349,306           $ 109,243             $ 835,812          $ 188,787
                                                   ==============     ===============       ===============    ===============

     Earnings per share (basic):
      Earnings from continuing operations                   $0.05              $ 0.01                 $0.12             $ 0.02
      Discontinued operations                               (0.01)                  -                 (0.03)                 -
                                                   --------------     ---------------       ---------------    ---------------
      Net earnings per share                                $0.04              $ 0.01                 $0.09             $ 0.02
                                                   ==============     ===============       ===============    ===============

     Earnings per share (diluted):
      Earnings from continuing operations                   $0.04              $ 0.01                 $0.11             $ 0.02
      Discontinued operations                               (0.01)                  -                 (0.03)                 -
                                                   ---------------    ---------------       ---------------    ---------------
      Net earnings per share                                $0.03              $ 0.01                 $0.08             $ 0.02
                                                   ===============    ===============       ===============    ===============